UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 1, 2019

RISE GOLD CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53848	30-0692325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 – 669 Howe Street

Vancouver, British Columbia

Canada

(Address of principal executive offices)

V6C 0B4

(Zip Code)

Registrant’s telephone number, including area code:  (604) 260-4577

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange Act (17 CFR 240.13e -4)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ❑

Item 3.02

Unregistered Sales of Equity Securities

On March 1, 2019, we completed a non-brokered private placement (the “Placement”) that we previously announced on February 15, 2019, raising a total of C$1,827,472 through the sale of 18,274,724 units (each a “Unit”) at a price of C$0.10 per Unit. Each Unit consists of one share of common stock (a “Share”) and one-half of one share purchase warrant. Each whole warrant entitles the holder to acquire one additional Share at an exercise price of C$0.13 until March 1, 2021. A total of 10,049,724 Units were issued in the Placement to Yamana Gold Inc., through its wholly-owned subsidiary Meridian Jerritt Canyon Corp. (the “Acquiror”), upon conversion of the principal amount and accrued interest of the convertible debenture we issued to the Acquiror on February 14, 2018, as described in our Form 8-K filed with the Commission on February 19, 2019 (the “Debenture”).

In connection with the Placement, we paid finders’ fees in accordance with Canadian Securities Exchange policies of a total of C$19,950 and issued a total of 199,500 finder’s warrants, each finder’s warrant entitling the holder to acquire one Share at a price of C$0.13 until March 1, 2021.

We issued the shares and warrants underlying the Units in reliance on the exclusion from registration provided by Rule 903 of Regulation S under the Securities Act of 1933, as amended (the “Securities Act”) for offers and sales outside of the United States and on Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D thereunder for offers and sales in the United States and to U.S. persons. We issued the finders’ warrants in reliance on the exclusion from registration provided by Rule 903 of Regulation S. Our reliance on Rule 903 was based on the fact that the securities were sold in offshore transactions. We did not engage in any directed selling efforts in the United States in connection with the sale of the securities, and none of the purchasers of those securities was a U.S. person or acquired the securities for the account or benefit of any U.S. person. Our reliance on Section 4(a)(2) and Rule 506(b) was based on the fact that the U.S. investors provided us with written representations regarding their investment intent and status as an accredited investor and that neither we nor anyone acting on our behalf engaged in any general advertising or general solicitation.

Item 8.01

Other Events

On March 1, 2019, we issued a news release announcing the closing of the Placement. A copy of the news release is included with this report as Exhibit 99.1.

Item 9.01

Financial Statements and Exhibits

Exhibit No.

Description

99.1

News release dated March 1, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 6, 2019

RISE GOLD CORP.

/s/ Benjamin Mossman
Benjamin Mossman
Chief Executive Officer